UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2018 (August 14, 2018)

Alnylam Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36407	77-0602661
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Third Street, Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 551-8200

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Alnylam Pharmaceuticals, Inc. (the “Company”) leases office and laboratory space located at 300 Third Street, Cambridge, Massachusetts under a non-cancelable real property lease agreement by and between the Company and ARE-MA Region No. 28, LLC (the “Landlord”), dated as of September 26, 2003, as amended by a First Amendment to Lease dated March 16, 2006, a Second Amendment to Lease dated June 26, 2009, a Third Amendment to Lease dated May 11, 2010, a Fourth Amendment to Lease dated November 4, 2011 and a Fifth Amendment to Lease dated March 27, 2014 (as so amended, the “Lease”). Pursuant to the Lease, the Company leases a total of approximately 129,000 square feet of office and laboratory space (the “Premises”). The term of the Lease was set to expire on September 30, 2021.

On August 14, 2018, the Company and the Landlord entered into a Sixth Amendment to Lease (the “Sixth Amendment”), pursuant to which the term of the Lease was extended for an additional twelve years and four months, through January 31, 2034. Under the Sixth Amendment, the Company has the option to extend the Lease, as amended, for two additional five-year terms.

Beginning in October 2021, annual rent under the Lease, as amended by the Sixth Amendment, exclusive of operating expenses and real property taxes, will be $10.5 million for the first twelve months, with annual increases of 2.5 percent thereafter. Under the terms of the Sixth Amendment, the Landlord will provide a tenant improvement allowance up to $8.4 million, which may be used to fund appropriate improvements to the Premises.

The foregoing description of the Sixth Amendment does not purport to be complete and is qualified in its entirety by reference to the Sixth Amendment, a copy of which the Company expects to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALNYLAM PHARMACEUTICALS, INC.

Date: August 17, 2018	By:	/s/ Michael P. Mason
Michael P. Mason
Vice President, Finance and Treasurer